UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________
 Current Report
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 8, 2019
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ANDEAVOR LOGISTICS LP
(Exact name of registrant as specified in its charter)
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Delaware	001-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 E. Hardin Street Findlay, Ohio	45840
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(419) 421-2414
(Former name or former address, if changed since last report.)
 _____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 8, 2019, D. Andrew Woodward, Vice President, Finance and principal financial officer of Tesoro Logistics GP, LLC, the general partner (the “General Partner”) of Andeavor Logistics LP (the “Partnership”), informed the management of the General Partner that he had accepted a position with another company and would be leaving the Partnership effective April 19, 2019.
Upon Mr. Woodward’s departure, Blane W. Peery, Vice President, Accounting and Systems Integration of the General Partner, will begin serving as the General Partner’s principal financial officer. Mr. Peery will continue to serve as the General Partner’s principal accounting officer. In satisfaction of the disclosure required by Items 401(b) and 401(e) of Regulation S-K with respect to Mr. Peery, the section of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on February 28, 2019, entitled “Directors, Executive Officers and Corporate Governance” is incorporated by reference herein.
The General Partner is an indirect, wholly-owned subsidiary of Marathon Petroleum Corporation (“MPC”). In addition, MPC holds, indirectly through its subsidiaries, approximately 63.6% of the outstanding common units representing limited partnership interests in the Partnership. In consideration of his additional responsibilities, Mr. Peery will receive a grant of restricted shares of MPC common stock valued at $300,000, which shares will vest in equal installments on the first, second and third anniversaries of the grant date. Mr. Peery will continue to receive an annual base salary from MPC and will continue to be eligible to participate in MPC’s annual cash bonus program and long-term incentive compensation plans, as well as other benefit plans and programs such as health and life insurance, income protection by means of long-term and short-term disability and retirement and severance benefits plans. He will also continue to be eligible to participate in the Partnership’s long-term incentive compensation plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Andeavor Logistics LP

	By:	Tesoro Logistics GP, LLC its General Partner

Date: April 10, 2019	By:	/s/ Molly R. Benson
Name: Molly R. Benson
Title: Vice President, Chief Securities, Governance & Compliance Officer and Corporate Secretary